Exhibit 99.1

Discovering excellence, driving clinical successTM Leslie J. Browne, CEO & President BMO Capital Markets 7th Annual Focus on Healthcare Conference December 4th, 2007

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop PS433540, a product candidate from its DARA program, Pharmacopeia’s Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540 and PS178990, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Organon and Wyeth, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Achieving Clinical Milestones First-In-Class DARA Program Initiated Phase 2 Proof of Concept study Phase 1 SARM in-licensed Potentially best-in-class Plan to be in Phase 2 by 1H-09 Partners’ Results Upcoming CXCR2 antagonist in Phase 2 p38 kinase inhibitor in Phase 2 CCR1 Development Candidate Candidate likely to be selected in 4Q Clinical development stage company with 3 programs in Ph 2

Agenda for Today Pharmacopeia Transformed Strong sustainable pipeline 7 clinical and 3 preclinical candidates Strong internal clinical portfolio 1 program in Phase 2 - DARA 1 program in Phase 1 - SARM Strong partnered clinical portfolio 2 programs in Phase 2 CXCR2 antagonists for COPD P38 kinase inhibitors for inflammation 3 programs in Phase 1 Strong fundamentals Financials and news flow

Deep High Quality Diversified Portfolio

Pharmacopeia


Program
Lead Generation
Preclinical
Optimization
Development
Clinical Phase
I
2
3
NDA Filed
PS433540
Cardiovascular DARA
PS291822
COPD CXCR2
Schering-Plough
PS540446
Psoriasis/RA p38
Bristol-Myers Squibb
PS178990
Muscle Wasting SARM
PS095760
Oncology
Schering-Plough
PS386113
Inflammation
Schering-Plough
PS948115
Respiratory
Schering-Plough
PS248288
Metabolic Disease
Schering-Plough
PS015146
Undisclosed
Schering-Plough
PS873266
Inflammation
Celgene
JAK3
Immuno/Inflam
Wyeth
JAK3 Topical
Derm/Ocular
CCR1
Rheumatoid/MS
Adenosine A_{2A}
Parkinson's
7 programs in clinical development
3 programs in preclinical development
3 internal programs in lead optimization
PARTNERED
INTERNAL

Agenda for Today Pharmacopeia Transformed Strong sustainable pipeline 7 clinical and 3 preclinical candidates Strong internal clinical portfolio 1 program in Phase 2 - DARA 1 program in Phase 1 - SARM Strong partnered clinical portfolio 2 programs in Phase 2 CXCR2 antagonists for COPD P38 kinase inhibitors for inflammation 3 programs in Phase 1 Strong fundamentals Financials and news flow

 Rheumatoid/MS CCR1 Muscle Wasting SARM PS178990 Cardiovascular DARA PS433540 Parkinson’s Adenosine A2A Topical Derm/Ocular JAK3 NDA Filed 3 2 1 Development Optimization Lead Generation Program Clinical Phase Preclinical Strong Internal Portfolio 2 programs in clinical development 3 programs in lead optimization

Hypertension and Diabetic Nephropathy Growing patient population of hypertensives and diabetics Current treatment of kidney disease unsatisfactory Losartan and Irbesartan are only ARBs approved for diabetic nephropathy Disease can progress to dialysis and transplant despite treatment Large Medical Need and Market Opportunity PS433540 – potential improved therapeutic approach 2007 Projected WW Patients (MM) Diabetic hypertension 25 Diabetic hypertension with nephropathy 21 Nephropathy = microalbuminuria, proteinuria or end-stage renal disease Source: Datamonitor, Hypertension and Diabetic Kidney Disease 10/2005

PS433540 (DARA) – First-in-class DARA combines the properties of two marketed product classes Angiotensin II (Type 1) receptor blockers (ARBs) ETA selective endothelin receptor antagonists (ERAs) Both receptors involved in blood pressure control and kidney function Efficacy, Safety, Compliance advantages for dual mechanism Potent blood pressure lowering in multiple hypertension models Dual approach validated in Phase 2 & 3 diabetic nephropathy studies Potentially reduce polypharmacy and side-effects with once-daily oral dosing Expect greatest utility in hypertensives with diabetic nephropathy Profile consistent with reducing high blood pressure and proteinuria First-in-class Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA) Potential novel antihypertensive with special benefits in diabetes

Development on Schedule


2006 Annual Report
Pharmacopeia
Achieving Clinical Milestones

- **SAD study of safety and tolerability**
  - 20 -1000 mg safe and well-tolerated
  - Rapid absorption and slow elimination consistent with once-a-day oral dosing
- **MAD study of safety and tolerability**
  - 14 days oral once-daily in healthy males
  - 50 -1000 mg safe and well-tolerated
  - Increased plasma renin activity
  - Reduced blood pressure up to 12 mmHg
- **AII Challenge study of pharmacology**
  - Blocks angiotensin II at all doses to 24 hours
  - 250, 500 mg as effective as 300mg irbesartan
  - Strong indication of efficacy in hypertensives
- **Ph 2a hypertension study initiated 3Q/07**
  - 200, 500mg for 4 wks vs pcb in Stage 1,2 HT
  - Efficacy results 2Q-08

Effective clinical plan implementation - 7 months from FIM to initiation Phase 2

Confirmation of All blockade from MAD study Placebo 100 mg 250 mg 500 mg 1000 mg Mean Change from Baseline ng/mL/hr Mean Change from Baseline mmHg Change in Plasma Renin Activity Day 15; 8 hours post-dose Change in Systolic Blood Pressure Day 15 8 hours post-dose * * *P<0.0001 vs placebo **P<0.01 vs placebo No statistical testing performed ** Dose dependent increases in PRA confirms All blockade of PS433540 Increase in PRA levels accompanied by decrease in systolic (shown) and diastolic blood pressure -20 -15 -10 -5 0 0 10 20 30

Agenda for Today Pharmacopeia Transformed Strong sustainable pipeline 7 clinical and 3 preclinical candidates Strong internal clinical portfolio 1 program in Phase 2 - DARA 1 program in Phase 1 - SARM Strong partnered clinical portfolio 2 programs in Phase 2 CXCR2 antagonists for COPD P38 kinase inhibitors for inflammation 3 programs in Phase 1 Strong fundamentals Financials and news flow

Potential Benefits of SARM

Effects To Be Minimized Effects of Androgens Skin Potential Risks Bone Marrow Sebum Production Hair Growth Prostate Red Cell Production Prostate Mass Cell turnover

SARM: Medical Need

Pharmacopeia

Muscle Selective Androgen Receptor Modulators

To treat muscle wasting associated with severe burn, surgical recovery, kidney dialysis, and cancer and AIDS

- are orally active, non-steroidal small molecules
- improve muscle mass and function
- have minimal effects on the prostate, gonadotropin levels, hematopoiesis
- are not hepatotoxic in therapeutic range

PS178990

ED_{50} levator = 0.9 μg/kg

ED_{50} prostate = 141 μg/kg

selectivity = 160-fold



HO
H
O
N
N
CN
O
Cl

In preclinical models PS178990 is >200-fold more potent than testosterone in muscle and 160-fold selective for muscle over prostate

Opportunities For SARM Osteoporosis – Bone Loss Sarcopenia – Muscle Loss Frailty – Osteoporosis and Sarcopenia Aging - related Burn Victims End Stage Renal Disease Cancer AIDS Surgery, Trauma & Burn Recovery Disease -related Market ($ Millions) Patients (1,000) Disease States Disease-related indications are Pharmacopeia’s initial focus 40 320 400 900 8,750 $400 $500 $2,000 $800 $1,000 10,000 17,000 19,000 $3,500 $5,000 $6,000

Single Ascending Dose – PS178990

Pharmacopeia

PS178990 Plasma Concentration Time Profiles in Healthy Male Subjects Aged 18-45



T1/2 = 8-14 hours
PS178990 Plasma Conc (ng/mL)
100
10
1
0.1
0.01
0
8
16
24
32
40
48
Time (h)
0.003 mg (N=6)
0.01 mg (N=6)
0.03 mg
0.1 mg (N=6)
0.3 mg (N=6)
1 mg (N=6)
2 mg (N=6)

Mean % Change from Baseline Time (h) 0 8 16 24 32 40 48 -40 -30 -20 -10 0 10 20 30 40 PBO (N= 15) 0.03 mg (N=6) 0.1 mg (N=6) 0.3 mg (N=6) 1 mg (N=6) 2 mg (N=6) 5 mg (N=3) Time (h) 0 8 16 24 32 40 48 -100 -80 -60 -40 -20 0 20 40 60 80 100 FSH LH FSH and LH Concentration – PS178990 Luteinizing Hormone (LH) suppression first observable at 0.3 mg dose Projected efficacious human dose from muscle activity scaling = 0.03 mg

SARM - Development Plans Complete technology transfer – 1Q-08 Qualify API – 6 kg available Initiate Multiple Ascending Dose study – 1H-08 Initiate Phase 2 – 1H-09 Effects on lean body mass, muscle strength and prostate size in relatively healthy elderly men

Agenda for Today Pharmacopeia Transformed Strong sustainable pipeline 7 clinical and 3 preclinical candidates Strong internal clinical portfolio 1 program in Phase 2 - DARA 1 program in Phase 1 - SARM Strong partnered clinical portfolio 2 programs in Phase 2 CXCR2 antagonists for COPD P38 kinase inhibitors for inflammation 3 programs in Phase 1 Strong fundamentals Financials and news flow

Immuno/Inflam JAK3 Inflammation PS873266 Undisclosed PS015146 Metabolic Disease PS248288 Respiratory PS948115 Inflammation PS386113 Oncology PS095760 Psoriasis/RA p38 PS540446 COPD CXCR2 PS291822 NDA Filed 3 2 1 Development Optimization Lead Generation Program Clinical Phase Preclinical Strong Partnered Portfolio 5 programs in clinical development 3 programs in preclinical development

Agenda for Today Pharmacopeia Transformed Strong sustainable pipeline 7 clinical and 3 preclinical candidates Strong internal clinical portfolio 1 program in Phase 2 - DARA 1 program in Phase 1 - SARM Strong partnered clinical portfolio 2 programs in Phase 2 CXCR2 antagonists for COPD P38 kinase inhibitors for inflammation 3 programs in Phase 1 Strong fundamentals Financials and news flow

Financial Summary For the 9 Months Ended September 30, 2007 $16.4 million in net revenue $28.6 million in net loss Cash, Cash Equivalents and Marketable Securities $81.4 million as of September 30, 2007 December 31, 2007 ending cash balance expected to be $65 - 70 million

Snapshot: 2006 vs. 2007 Financial $3.79 15.3M Shares $57M MC 2 analysts: Canaccord, MCF Clinical Pipeline Strategic Alliances GSK, CEPH Financial $5.72 29.6M Shares $169M Mkt Cap 4 analysts: Canaccord, MCF, CIBC, Broadpoint (First Albany) Clinical Pipeline Strategic Alliances GSK, CEPH, Organon, WYE Q3 2006 Q3 2007 7 (DARA + 6P) PC 2 (P) P1 -- P2 -- P3 3 (P) PC 4 (SARM + 3P) P1 3 (DARA +2P) P2 -- P3

Continuing News Flow in 2007 - 2009 4Q:07 2H:08 DARA: Endothelin challenge study initiated CCR1 antagonist for RA and MS chosen for development SARM: Initiate Phase 1 MAD study 1Q:08 DARA: Phase 2a Proof of Concept study results DARA: 2nd Phase 2 hypertension study initiated 2Q:08 1H:09 SARM: Initiate Phase 2 DARA: Endothelin challenge results DARA: 2nd Ph 2 hypertension results Additional partnered programs in Phase 1/2

Discovering excellence, driving clinical successTM